                                                                  Exhibit (p)(9)


                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of High Grade Income Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


       Signature                                Title                            Date
       ---------                                -----                            ----


/s/ James B. Hawkes                  President, Principal Executive            February 28, 2000
-------------------
James B. Hawkes                      Officer and Trustee


/s/ James L. O'Connor                Treasurer and Principal Financial         February 28, 2000
--------------------
James L. O'Connor                    and Accounting Officer


/s/ Jessica M. Bibliowicz            Trustee                                   February 28, 2000
-------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight                 Trustee                                   February 28, 2000
--------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III             Trustee                                   February 28, 2000
------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                 Trustee                                   February 28, 2000
---------------------
Norton H. Reamer


/s/ Lynn A. Stout                    Trustee                                   February 28, 2000
-----------------
Lynn A. Stout


/s/ Jack L. Treynor                  Trustee                                   February 28, 2000
-------------------
Jack L. Treynor
